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                                                                    EXHIBIT 10.2

                          UNITED STATES DISTRICT COURT
                             DISTRICT OF NEW JERSEY

UNITED STATES EX. REL.                 )
LORENZO MARRERO,                       )
                                       )
            Plaintiff/Relator.         )
                                       )    CIVIL ACTION NO. 03CV5359 (JAG)
VS.                                    )
                                       )
TRANSTECHNOLOGY CORPORATION            )    FILED UNDER SEAL
AND BREEZE-EASTERN, A                  )
DIVISION OF TRANSTECHNOLOGY            )
CORPORATION                            )
                                       )
            Defendants.                )

                    STIPULATION OF DISMISSAL WITH PREJUDICE

      Pursuant to F. R. Civ. P. 41 and the False Claims Act, 31 U.S.C Section 3730(b)(1), the United States, Lorenzo Marrero ("Relator"), and TransTechnology Corporation and Breeze-Eastern, a Division of TransTechnology Corporation (collectively "Defendants"), (hereinafter all jointly referred to as the "Parties") through their undersigned attorneys, hereby stipulate to the dismissal with prejudice of the above-captioned action as to all Defendants. The Parties have reached agreement to settle this litigation and this Stipulation of Dismissal is subject to the terms of the Settlement Agreement attached as
Exhibit 1.

      The United States and Defendants agree that each will bear its own costs, expenses and attorneys' fees. The Relator and the Defendants have reached an agreement as to payment of attorneys expenses, fees and costs, pursuant to 31 U.S.C. Section 3730(d)(1) as is provided in the attached Settlement Agreement. The United States and the Relator have reached agreement as to the Relator's share pursuant to 31 U.S.C. Section 3730(d)(1).

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      The United States, Relator, and Defendants agree that the Court will retain jurisdiction over the parties to enforce the terms of the Settlement Agreement.

      The United States, Relator, and Defendants hereby request that the Court enter the attached Order.

      A proposed Order accompanies this stipulation.

FOR UNITED STATES OF AMERICA

By: /s/ Paul J. Wogaman, Sr.
    ----------------------------------------
Paul J. Wogaman, Sr.
Trial Attorney
Commercial Litigation Branch
Civil Division
United States Department of Justice
(202) 616-4298

Dated the 6th day of September, 2005

FOR DEFENDANTS

By: /s/ Stephen G. Sozio, Esq.
    ----------------------------------------
Stephen G. Sozio, Esq.
Jones Day
901 Lakeside Avenue
Cleveland, Ohio 44114-1190
(216) 586-7201

Dated the 12th day of August, 2005

FOR RELATOR LORENZO MARRERO

By: /s/ Neil Mullin, Esq.
    ----------------------------------------
Neil Mullin, Esq.
Smith Mullin, P.C.
240 Claremont Avenue
Montclair, New Jersey 07042
(973) 783-7607

Dated the 6th day of September, 2005

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